SUBSCRIPTION FOR COMMON SHARES
Dated _______________

TO:                      Park Place Energy Inc. (the “Corporation”)

The undersigned (hereinafter referred to as the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of common shares (the “Shares”) of the Corporation set forth below at a subscription price of $0.25 per Share (i.e. (the “Subscription Amount”) upon and subject to the terms and conditions set forth in “Terms and Conditions of Subscription for Common Shares of Park Place Energy Inc.” attached hereto (together with the face pages and the attached Exhibits, the “Subscription Agreement”).

______________________________________________	Number of Shares: ________________________________
(Name of Subscriber – please print)

By: __________________________________________
(Authorized Signature)	Aggregate Subscription Price: $ ______________________

_____________________________________________
Official Capacity or Title - please print)
If the Subscriber is signing as agent for a principal and is not deemed to be acting as principal pursuant to National Instrument 45-106, the Subscriber represents and warrants that the name and residential address of such principal is as follows:
_____________________________________________
(Please print name of individual whose signature appears above if different than the name of the subscriber printed above.)

_____________________________________________
(Subscriber’s Address)	_____________________________________________
(Name of Principal)
_____________________________________________

_____________________________________________	_____________________________________________
(Telephone Number) (E-mail Address)	(Principal’s Address) (E-mail Address)

Register the Shares as set forth below:	Deliver the Shares as set forth below:

_____________________________________________	_____________________________________________
(Name)	(Name)

_____________________________________________	_____________________________________________
(Account reference, if applicable)	(Account reference, if applicable)

_____________________________________________	_____________________________________________
(Address)	(Contact Name)

_____________________________________________	_____________________________________________
(Address)

______________________________________________

Subscriber’s Present Holdings:

The Subscriber represents that securities of the Corporation presently owned (beneficially, directly or indirectly) by the Subscriber are as follows (please indicate “nil” if you do not currently own any securities of the Corporation):
Type of Securities Presently Owned	Number or Amount
	Direct Ownership	Indirect Ownership (Including Control or Direction)

ACCEPTANCE:        The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

__________________, 2007.
Execution Date

PARK PLACE ENERGY INC.

By: ______________________________________

Consent to Collection, Use and Disclosure of Personal Information

The Subscriber acknowledges that this Subscription Agreement and the Exhibits hereto require the Subscriber to provide certain personal information to the Corporation including the Subscriber’s name, address, telephone number and e-mail address. Such information is being collected by the Corporation for the purposes of completing the offering of Shares, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Shares under applicable securities legislation, preparing and registering any certificates representing the Shares to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. The Subscriber’s personal information may be disclosed by the Corporation to: (a) stock exchanges or securities regulatory authorities, (b) the Corporation’s registrar and transfer agent, and (c) any of the other parties involved in the offering, including legal counsel to the Corporation. By executing this Subscription Agreement, the Subscriber consents to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described in Section 7 below as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
COMMON SHARES OF PARK PLACE ENERGY INC.

Terms of the Offering

1.               The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that this subscription is subject to rejection, acceptance or allotment by the Corporation in whole or in part.

2.               The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that the Shares subscribed for by it hereunder form part of a larger issuance and sale by the Corporation on a private placement basis of up to 5,000,000 Shares at a subscription price of $0.25 per Share (the “Offering”).

3.               The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that this Offering is not subject to any minimum subscription level, and therefore (i) any funds invested are available to the Corporation immediately upon closing and need not be refunded to the Subscriber if the project or program for which the proceeds will be used does not proceed, and (ii) the Subscriber may be the only purchaser of Shares under this Offering.

Representations and Warranties of the Corporation

4.               The Corporation hereby represents and warrants to, and covenants with, the Subscriber as follows and acknowledges that the Subscriber is relying on such representations and warranties in connection with the transactions contemplated herein:

(a)        the Corporation has been duly incorporated and is validly subsisting and in good standing under the laws of its jurisdiction of incorporation, continuation or amalgamation;

(b)        the Corporation is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of that jurisdiction;

(c)        the execution of this Subscription Agreement and the issuance and sale of the Shares by the Corporation does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the Corporation’s incorporating documents or any agreement or instrument to which the Corporation is a party;

(d)        this Subscription Agreement has been or will be by the closing, duly authorized by all necessary corporate action on the part of the Corporation, duly executed and delivered by the Corporation, and constitutes or will constitute a legal, valid and binding agreement of the Corporation enforceable against the Corporation, and the Corporation has full corporate power and authority to undertake the Offering;

(e)        the Corporation has complied and will comply fully with the requirements of all applicable corporate and securities laws in all matters relating to the Offering;

Acknowledgements, Representations, Warranties and Covenants of the Subscriber

5.                      The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants and covenants to the Corporation (and acknowledges that the Corporation and its counsel is relying thereon) that:

(a)        it has been independently advised that the Corporation is not a reporting issuer and that restrictions with respect to trading in the Shares will be imposed by applicable securities legislation, and it confirms that no representation has been made to it by or on behalf of the Corporation with respect to such restrictions, and it acknowledges that it is aware of the characteristics of the Shares, the risks relating to an investment therein and of the fact that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, and it agrees that any certificates representing the Shares may bear a legend indicating that the resale of such securities is restricted; and

(b)        it has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum in prescribed form, or any other document (other than financial statements, interim financial statements or any other document, the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist it in making an investment decision in respect of the Shares; and

(c)        it has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications or other form of advertisement (including electronic display) with respect to the distribution of the Shares; and

(d)        the Subscriber acknowledges and agrees that no prospectus has been filed by the Corporation with any securities commission or similar authority in Canada or elsewhere, in connection with the issuance of the Shares, and the issuance and the sale of the Shares is subject to such sale being exempt from the prospectus/registration requirements under the applicable securities laws in the jurisdictions in which the Offering is made and accordingly:

(i)        the Subscriber is restricted from using certain of the civil remedies available under such legislation;

(ii)       the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation;

(iii)      the Subscriber is relieved from certain obligations that would otherwise apply under such legislation;

(iv)       no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(v)        there is no government or other insurance covering the Shares;

(vi)       there are risks associated with the purchase of the Shares; and

(e)        there are restrictions on the Subscriber’s ability to resell the Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Shares; and

(f)        The Subscriber is aware and accepts that the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state of the United States and, subject to certain exceptions, may not be offered or sold in the United States or to, or for the benefit or account of, any person in the United States or any U.S. Person. "U.S. Person" has the meaning set forth in Rule 902 of Regulation S promulgated under the 1933 Act. The Subscriber acknowledges that, subject to certain exceptions provided under the 1933 Act, the Securities may not be transferred, sold or exercised in the United States or by or on behalf of a U.S. Person unless such Securities are registered under the 1933 Act and applicable state securities laws or unless an exemption from such registration law is available, and the Subscriber understands that certificates representing the Shares issued to it may so indicate; and

(g)        if a corporation, partnership, unincorporated association or other entity, it has the legal capacity to enter into and be bound by this Subscription Agreement and further certifies that all necessary approvals of directors, shareholders, partners or otherwise have been given and obtained; and

(h)        if an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto; and

(i)        this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and

(j)        in the case of a subscription by it for Shares acting as agent for a disclosed principal, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid and binding agreement of, such principal; and

(k)        it acknowledges that no representation has been made to it with respect to the future value or price of the Shares; and

(l)        it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of its investment; and

(m)        it understands that the Shares are being offered for sale only on a “private placement” basis and that the sale and delivery of the Shares is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or the preparation of an offering memorandum in prescribed form or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum in prescribed form and that certain protections, rights and remedies provided by applicable securities legislation, in connection with the filing of a prospectus may not be available to the Subscriber; and

(n)        if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Shares as may be required; and

(o)        the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or if the Subscriber is not a natural person, any of the Subscriber’s constating documents, or any agreement to which the Subscriber is a party or by which it is bound; and

(p)        the funds representing the Subscription Amount which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the Proceeds of Crime (Money Laundering) Act (Canada) and to the best of the Subscriber’s knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith; and

(q)        it has been encouraged to and should obtain independent legal, income tax and investment advice with respect to its subscription for Shares and accordingly, has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for the purposes of giving representations, warranties and covenants under this Subscription Agreement; and

(r)        it will not resell the Shares, except in accordance with the provisions of applicable securities legislation and stock exchange rules, if applicable, in the future; and

(s)        the delivery of this Subscription Agreement, the acceptance hereof by the Corporation and the issuance of the Shares to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence and domicile and will not cause the Corporation or any of its officers or directors to become subject to or require any disclosure, prospectus or other reporting requirement; and

(t)        the Subscriber is capable of assessing the proposed investment as a result of the Subscriber’s financial experience or as a result of advice received from a registered person other than the Corporation or any affiliates thereof; and

(u)        the Subscriber acknowledges that the Corporation may complete additional financings in the future in order to develop the business of the Corporation and to fund its ongoing development; that there is no assurance that such financings will be available and, if available, on reasonable terms; any such future financings may have a dilutive effect on current securityholders, including the Subscriber; that if such future financings are not available, the Corporation may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business venture.

Subscriber’s Exemption Status

Subscribers who are Residents of Canada

6.                      The Subscriber, by its execution of this Subscription Agreement, hereby further represents and warrants to, and covenants with, the Corporation (which representations, warranties and covenants will survive the closing of the Offering) that the Subscriber is purchasing the Shares as principal for its own account, it is purchasing such Shares not for the benefit of any other person, and not with a view to the resale or distribution of the Shares and, one of the following exemptions is applicable to the Subscriber [circle the subsection that applies]:

Insiders’ Family, Close Friends and Business Associates Exemption [not available for residents of Ontario or Saskatchewan]:

(a)        The Subscriber is (circle the applicable subsection, if any):

(i)        a director, executive officer or control person of the Corporation or of an affiliate of the Corporation;

(ii)       a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation,

(iii)      a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Corporation or of an affiliate of the Corporation,

(iv)       a close personal friend of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation,

(v)        a close business associate of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation,

(vi)       a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation,

(vii)      a parent, grandparent, brother, sister or child of a spouse of a founder of the Corporation,

(viii)     a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are persons described in paragraphs (i) to (vii) above; or

(ix)       a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (i) to (vii);

Minimum Amount Exemption

(b)        The aggregate acquisition cost of purchasing the Shares will not be less than Cdn.$150,000 paid in cash at the time of purchase, and the Subscriber has not been created or used solely to purchase or hold the Shares in reliance on this Exemption;

Accredited Subscriber Exemption

(c)        The Subscriber is an “Accredited Investor” and the Subscriber has properly completed and duly executed the Canadian Accredited Investor Certificate attached to this Subscription Agreement as Appendix I and confirms the truth and accuracy of all statements made by the Subscriber in such certificate.

Subscribers who are Residents of the United States

7.                      If the Subscriber is a person in the United States or a U.S. Person, the Subscriber acknowledges and agrees that the Shares will be offered and sold to the Subscriber without such offers and sales being registered under the 1933 Act, and will be issued to the Subscriber in accordance with an exemption of the registration requirements of the 1933 Act provided by Rule 506 of Regulation D of the 1933 Act based on the representations and warranties of the Subscriber in this Subscription Agreement. As such, the Subscriber further acknowledges and agrees that all Shares will, upon issuance, be “restricted securities” within the meaning of the 1933 Act inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. The Subscriber further acknowledges that the Offering has not been reviewed by the SEC or any state or provincial securities regulatory authority. The Subscriber has properly completed and duly executed the U.S. Accredited Investor Certificate attached to this Subscription Agreement as Appendix II and confirms the truth and accuracy of all statements made by the Subscriber in such certificate.

Closing

8.                      The purchase price is payable by the Subscriber to the Corporation contemporaneously with the execution and delivery of this Subscription Agreement, and the Shares will be allotted and issued to the Subscriber as soon thereafter as is reasonably practicable.

9.                      The Corporation shall be entitled to rely on delivery of a facsimile copy of executed subscriptions, and acceptance by the Corporation of such facsimile subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

General

10.                     The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the closing and will survive the completion of the issuance of the Shares. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation in determining the eligibility of a purchaser of Shares and the Subscriber agrees to indemnify the Corporation against all losses, claims, costs, expenses and damages or liabilities which it may suffer or incur which are caused or arise from an inaccuracy or breach thereof and reliance thereon.

11.                      The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Shares to the Subscriber shall be borne by the Subscriber.

12.                      The Subscriber acknowledges that upon a subscription being accepted by the Corporation, the Corporation will, subject to the terms and conditions set out herein, issue to the Subscriber certificates evidencing the Subscriber’s ownership of the Shares.

13.                      The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other parties.

14.                      The contract arising out of this Subscription Agreement and all documents relating thereto shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of British Columbia. Time shall be of the essence hereof.

15.                      Neither party to this Subscription Agreement may assign all or part of its interest in or to this Subscription Agreement without the consent in writing of the other party hereto.

16.                      This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

17.                      The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

The remainder of this page is intentionally left blank

APPENDIX I

CANADIAN ACCREDITED INVESTOR CERTIFICATE

(To be completed by Canadian Accredited Investors only)

The undersigned (the “Subscriber”) hereby confirms and certifies to Park Place Energy Inc. (the “Issuer”) that the Subscriber is purchasing the Shares as principal and that the Subscriber is an “Accredited Investor” as defined in National Instrument 45-106 and is: [check appropriate boxes]

[ ]	(a)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

[ ]	(b)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(c)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

[ ]	(d)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

[ ]	(e)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited Subscribers;

[ ]	(f)	a Canadian financial institution, or a Schedule III bank;

[ ]	(g)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

[ ]	(h)

a subsidiary of any person referred to in paragraphs (f) or (g), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]	(i)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

[ ]	(j)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (i);

[ ]	(k)	the Government of Canada or a jurisdiction of Canada, or any crown Issuer, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

[ ]	(l)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

[ ]	(m)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

[ ]	(n)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]	(o)	an investment fund that distributes or has distributed its securities only to

		(i)	a person that is or was an accredited Subscriber at the time of the distribution;

		(ii)	a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106; OR

		(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 [Investment fund reinvestment] of NI 45-106;

[ ]	(p)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]	(q)

a trust company or trust Issuer registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust Issuer, as the case may be;

[ ]	(r)	a person acting on behalf of a fully managed account managed by that person, if that person

		(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

		(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]	(s)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(t)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (f) to (i) or paragraph (n) in form and function;

[ ]	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; OR

[ ]	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

		(i)	an accredited investor; or

		(ii)	an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force;

and for purposes hereof, words and phrases which are used in this Accredited Investor Certificate and which are defined in NI 45-106 shall have the meaning ascribed thereto in NI 45-106.

The Subscriber hereby further confirms and certifies to the Issuer that the Subscriber is not an entity created or used solely to purchase or hold the Shares in the category of Accredited Investor described in Section (d) above.

EXECUTED by the Subscriber at _____________________, this ________ day of ___________________, 2007.

If a Issuer, partnership or other entity:	If an Individual:

Signature of Authorized Signatory	Signature

Name and Position of Signatory	Print Name

Name of Purchasing Entity	Jurisdiction of Residence

Jurisdiction of Residence

EXHIBIT II

U.S. ACCREDITED INVESTOR CERTIFICATE

(To be completed by United States Accredited Investors only)

Capitalized terms not specifically defined in this certificate have the meaning ascribed to them in the Subscription Agreement to which this Exhibit II is attached. In the event of a conflict between the terms of this certificate and such Subscription Agreement, the terms of this certificate shall prevail.

In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Exhibit II is attached, the undersigned Subscriber covenants, represents and warrants to the Corporation that:

(a)        It is (i) a U.S. Person or a person in the United States and (ii) authorized to consummate the purchase of the Shares.

(b)        It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment.

(c)        The Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares and that any answers to questions and any request for information have been complied with to the Subscriber's satisfaction.

(d)        It is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws.

(e)        The address of the Subscriber set out on the front page of the Subscription Agreement is the true and correct principal address of the Subscriber and can be relied on by the Issuer for the purposes of state blue-sky laws.

(f)        It understands (i) the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States and will be "restricted securities", as defined in Rule 144 under the U.S. Securities Act; (ii) the sale contemplated hereby is being made in reliance on an exemption from such registration requirements; and (iii) subject to certain exceptions provided under the U.S. Securities Act, the Shares may not be transferred or exercised in the United States or by or on behalf of a U.S. Person unless such Shares are registered under the U.S. Securities Act and applicable state securities laws, or unless an exemption from such registration requirements is available.

(g)        The Subscriber is an "accredited investor" as defined in Rule 501 of Regulation D of the U.S. Securities Act by virtue of meeting one of the following criteria (please hand-write your initials on the appropriate lines):

__________	Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

__________	Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds $1,000,000;

__________	Category 3

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__________	Category 4

A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

__________	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

__________	Category 6	A director or executive officer of the Company;

__________	Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

__________	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories; or

__________	Category 9	A broker/deal registered under the 1933 Act and in the State of _____________________ .

(h)        The Subscriber has not purchased the Shares as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(i)        If the Subscriber decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(i)        the sale is to the Issuer;

(ii)        the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)        the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "blue sky" laws; or

(iv)        the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Issuer an opinion of counsel satisfactory to the Issuer acting reasonably stating that such transaction is exempt from registration under applicable securities laws and that the legends referred to in paragraph (1) below may be removed.

(j)        It understands and agrees that the Shares may not be acquired in the United States by or on behalf of a U.S. Person or a person in the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available.

(k)        It acknowledges that it has not purchased the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares.

(l)        The certificates representing the Shares issued hereunder as well as all certificates issued in exchange for or in substitution of the Shares, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, the legends in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY

APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT."

"THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT "GOOD DELIVERY" OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE. A CERTIFICATE WITHOUT A LEGEND MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT OF THE CORPORATION IN CONNECTION WITH A SALE OF THE SECURITIES REPRESENTED HEREBY AT A TIME WHEN THE CORPORATION IS A “FOREIGN ISSUER” AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT, UPON DELIVERY OF THIS CERTIFICATE, AN EXECUTED DECLARATION AND, IF REQUESTED BY THE CORPORATION OR THE TRANSFER AGENT, AN OPINION OF COUNSEL OF RECOGNIZED STANDING, EACH IN FORM SATISFACTORY TO THE TRANSFER AGENT OF THE CORPORATION AND THE CORPORATION, TO THE EFFECT THAT SUCH SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.";

(m)        provided, that if the securities are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S at a time when the Corporation is a "foreign issuer" as defined in Regulation S at the time of sale, the legends set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation, in substantially the form set forth as Appendix A attached hereto (or in such other forms as the Corporation may prescribe from time to time) and, if requested by the Corporation or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Shares are being sold otherwise than in accordance with Regulation S and other than to the Corporation, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(n)        It understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such Shares.

(o)        It consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this certification and the Subscription Agreement.

(p)        It understands that the Shares are "restricted securities" under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission (the "SEC") provide in substance that the Subscriber may dispose of the Securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and, other than as set out herein, the Subscriber understands that the Corporation has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder). Accordingly, the Subscriber understands that absent registration, under the rules of the SEC, the Subscriber may be required to hold the Shares indefinitely or to transfer the Shares in "private placements" which are exempt from registration under the U.S. Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the

Subscriber. As a consequence, the Subscriber understands that it must bear the economic risks of the investment in the Shares for an indefinite period of time.

(q)        It understands and acknowledges that the Corporation is not obligated to remain a "foreign issuer".

(r)        It has no intention to distribute, and shall not transfer, either directly or indirectly any of the Securities to any person within the United States or to U.S. persons except pursuant to an effective registration statement under the U.S. Securities Act, or an exemption therefrom.

ONLY U.S. PURCHASERS NEED COMPLETE AND SIGN

IN WITNESS WHEREOF, the undersigned, has executed this Certificate as of the _______ day of _____________________, 2007.

If a Corporation, Partnership or Other Entity:	If an Individual

Signature	Signature

Type of Entity	Print or Type Name

Social Security/Tax I.D. No.

Appendix "A" to
U.S. ACCREDITED INVESTOR CERTIFICATE

Form of Declaration for Removal of Legend

TO:        Registrar and transfer agent for the shares of Park Place Energy Inc. (the "Corporation").

The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned is not (a) an "affiliate" of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act) (b) a "distributor" as defined in Regulation S or (c) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a stock exchange outside of the United States and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated _______________200_.

X ____________________________________________
Signature of individual (if Purchaser is an individual)

X ____________________________________________
Authorized signatory (if Purchaser is not an individual)

_____________________________________________
Name of Purchaser (please print)

_____________________________________________
Name of authorized signatory (please print)

_____________________________________________
Official capacity of authorized signatory (please print)

Affirmation by Seller’s Broker-Dealer

We have read the foregoing representations of our customer, _________________________ (the "Seller") dated _______________________, with regard to the sale, for such Seller’s account, of the _________________ represented by certificate number ______________ of the Corporation described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

Name of Firm

Per:   _____________________________________________
         Authorized Officer

Dated: _______________________200_.